BUSINESS COMBINATION	12 Months Ended
Dec. 31, 2021
Business Combinations [Abstract]
BUSINESS COMBINATION

NOTE 7:-     BUSINESS COMBINATION

During the year ended December 31, 2021, the Company acquired 100% of the capital shares of three privately held companies for aggregate purchase consideration of $46,629 (subject to working capital adjustments), out of which an amount of $1,047 relates to a previous investment in one of the acquired companies through a convertible loan agreement (CLA). In addition to the purchase consideration, the Company entered into cash and equity compensation arrangements with certain founders and employees, which aggregately amounted to $19,167 and are subject to certain performance and employment conditions following the respective closing dates.

The following table summarizes the fair values of the aggregate assets acquired and liabilities assumed:

(in thousands)

Cash	$2,853
Trade receivables	378
Prepaid expenses and other current assets	124
Intangible assets	25,918
Goodwill	25,065

Total Assets	$54,338

Current liabilities	3,698
Deferred tax liability	4,011

Total Liabilities	$7,709

Cash consideration paid	45,582
Fair value of previous investment	1,047
Total purchase consideration	$46,629

The identified intangible assets acquired, which were valued using income-based approaches, primarily consist of developed technology, customer relations, and non-competition agreements, and have a total weighted-average useful life of 6.7 years.

Goodwill generated from the above business combinations is attributed to synergies between the Company's and the acquired businesses’ products and services, and is not deductible for income tax purposes.

Transaction costs incurred by the Company in connection with the acquisitions for the year ended December 31, 2021 were approximately $602 and included in operating expenses.